CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.23

EXECUTION VERSION

welcome to brighter

Strictly Private & Confidential

Accelerant Insurance Europe S.A

Bastion Tower Level 20

Place du Champ de Mars 5

Brussels 1050, Belgium

DATE: October 2022

Subject: Side Letter to the Investment Management Agreement

Dear Client,

We refer to the investment management agreement between Accelerant Insurance Europe S.A (the “Client”) (iFAST Number: 2343, 2353) and Mercer Global Investments Europe Limited (the “Manager”) dated 20th April 2021 as amended from time to time (the “Agreement”). Capitalised terms in this letter shall have the same meaning given to them in the Agreement.

Pursuant to clause 14.1 of the Agreement, the Client and the Manager hereby agree that the current Appendix B of the Agreement shall be deleted and replaced by the Appendix B attached hereto.

For the avoidance of doubt, the Client confirms that the confirmations, representations, declarations and warranties made in the Application Form by the Client are continuous and shall apply to the subscription of shares by the Client.

Arising from this side letter the costs applicable to the Client’s arrangements with the Manager may change and, if the Client so wishes, the Client may request a new costs and charges statement.

This letter is governed and interpreted in accordance with the relevant provisions set out in the Agreement.

Please would you countersign and date the enclosed copy of this letter to show the agreement of the Client to its terms which will form part of the Manager’s contractual agreement with the Client.

Yours faithfully

For and on behalf of

Mercer Global Investments Europe Limited

Mercer Global Investments Europe Limited, trading as Mercer, is regulated by the Central Bank of Ireland.

Registered Office: [***].

Directors: [***].

A business of Marsh McLennan

On behalf of the Accelerant Insurance Europe S.A, we acknowledge and agree to the terms of this letter.

Signed:	/s/ Patrick den Ouden
Name:	Patrick den Ouden
Date:	5th october 2022

Signed:	/s/ Craig Nicholls
Name:	Craig Nicholls
Date	4th October 2022

The number of signatories must be such number as is required by the trust deed and rules (or, in the case of a sole corporate trustee, its memorandum and articles of association).

APPENDIX B

INVESTMENT GUIDELINES